Exhibit 99.2

THE IRUS GROUP, INC.
FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2008 AND 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
The Irus Group, Inc.
Sterling, VA

We have audited the accompanying balance sheets of The Irus Group, Inc. (the “Company”) as of December 31, 2008 and 2007 and the related statements of operations, changes in stockholders’ equity (deficit), and cash flows for the years ended December 31, 2008 and 2007.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Irus Group, Inc. as of December 31, 2008 and 2007, and the results of its statements of operations, changes in stockholders’ equity (deficit), and cash flows for the years ended December 31, 2008 and 2007 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company is a development stage company and has sustained operating losses and capital deficits that raise substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KBL, LLP
New York, NY
June 2, 2009

THE IRUS GROUP, INC.
BALANCE SHEETS
DECEMBER 31, 2008 AND 2007

	DECEMBER 31,	DECEMBER 31,
	2008	2007
ASSETS
Current Assets:
Cash and cash equivalents	$71,450	$21,004
Accounts receivable, net	383,952	484,891
Other current assets	9,989	8,544

Total Current Assets	465,391	514,439

Fixed assets, net of depreciation	55,062	112,337

Other Assets:
Security deposit	6,000	6,000

Total Other Assets	6,000	6,000

TOTAL ASSETS	$526,453	$632,776

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES
Current Liabilities:
Line of credit	$850,000	$850,000
Accounts payable and accrued expenses	546,070	448,247

Total Current Liabilities	1,396,070	1,298,247

Total Liabilities	1,396,070	1,298,247

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock, $.00001 Par Value; 1,625,000 shares authorized and 1,500,000 shares issued and outstanding	15	15
Additional paid-in capital	80,085	80,085
Retained earnings (deficit)	(949,717)	(745,571)

Total Stockholders’ Equity (Deficit)	(869,617)	(665,471)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$526,453	$632,776

The accompanying notes are an integral part of the consolidated financial statements

THE IRUS GROUP, INC.
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	YEARS ENDED
	DECEMBER 31,
	2008	2007

OPERATING REVENUES
Revenues	$4,707,925	$3,475,845

DIRECT COSTS

Wages and wage related expenses	852,397	839,071
Subcontractor fees	2,981,596	1,841,439
Other direct costs	109,245	80,772
Total Direct Costs	3,943,238	2,761,282

GROSS PROFIT	764,687	714,563

OPERATING EXPENSES
Wages and wage related expenses	521,548	1,257,582
Rent and utilities	80,821	80,979
Advertising and promotion	10,866	15,695
Professional fees	59,321	107,885
Business development	109,848	199,204
Other general and administrative expenses	82,636	136,189
Depreciation	57,275	61,167
Total Operating Expenses	922,315	1,858,701

LOSS BEFORE OTHER EXPENSE	(157,628)	(1,144,138)

Interest expense, net	46,518	63,068
Total Other Income (expense)	46,518	63,068

NET LOSS BEFORE PROVISION FOR INCOME TAXES	(204,146)	(1,207,206)
Provision for Income Taxes	-	-

NET LOSS APPLICABLE TO COMMON SHARES	$(204,146)	$(1,207,206)

NET LOSS PER BASIC AND DILUTED SHARES	$(0.14)	$(0.80)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	1,500,000	1,500,000

The accompanying notes are an integral part of the consolidated financial statements

THE IRUS GROUP, INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

			Additional	Retained
	Common Stock		Paid-in	Earnings
	Shares	Amount	Capital	(Deficit)	Total

Balance - January 1, 2007	1,500,000	$15	$80,085	$461,635	$541,735

Net loss for the year	-	-	-	(1,207,206)	(1,207,206)

Balance December 31, 2007	1,500,000	15	80,085	(745,571)	(665,471)

Net loss for the year	-	-	-	(204,146)	(204,146)

Balance December 31, 2008	1,500,000	$15	$80,085	$(949,717)	$(869,617)

The accompanying notes are an integral part of the consolidated financial statements

THE IRUS GROUP, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	YEARS ENDED
	DECEMBER 31,
	2008	2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(204,146)	$(1,207,206)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	57,275	61,167

Changes in assets and liabilities
Decrease in accounts receivable	100,939	683,418
(Increase) decrease in other current assets	(1,445)	11,745
Increase in accounts payable and and accrued expenses	97,823	190,905
Total adjustments	254,592	947,235

Net cash provided by (used in) operating activities	50,446	(259,971)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisitions of fixed assets	-	(1,873)

Net cash (used in) investing activities	-	(1,873)

CASH FLOWS FROM FINANCING ACTIVITES
Proceeds from line of credit	-	150,000

Net cash provided by financing activities	-	150,000

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	50,446	(111,844)

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	21,004	132,848

CASH AND CASH EQUIVALENTS - END OF PERIOD	$71,450	$21,004

CASH PAID DURING THE YEAR FOR:
Income taxes	$-	$-
Interest expense	$48,541	$67,205

The accompanying notes are an integral part of the consolidated financial statements

THE IRUS GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND 2007

NOTE 1 -	ORGANIZATION AND BASIS OF PRESENTATION

The Irus Group, Inc. (the “Company”) is a Delaware corporation incorporated on October 30, 1995.

The Company is a consulting firm specializing in bridging corporate performance management and business intelligence systems. The Company is involved with planning, implementation and development of complex business intelligence systems, and provide highly customized and integrated solutions for complex business problems.

Going Concern

As shown in the accompanying financial statements the Company has incurred recurring losses of $204,146 and $1,207,206 for the years ended December 31, 2008 and 2007 respectively.  In addition, the Company has a working capital deficit in the amount of $930,679 as of December 31, 2008.

The recurring losses and working capital deficit raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period.

Management believes that the Company’s pending merger with InferX Corp (see Note 11) will alleviate these conditions and the Company will be able to differentiate itself in the market and be profitable in reducing the amount of subcontractor fees in the future.

The financial statements do not include any adjustments relating to the carrying amounts of recorded assets or the carrying amounts and classification of recorded liabilities that may be required should the Company be unable to continue as a going concern.

THE IRUS GROUP, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2008 AND 2007

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  On an ongoing basis, the Company evaluates its estimates, including, but not limited to, those related to derivative liabilities, bad debts, income taxes and contingencies.  The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash equivalents.  Any amounts of cash in financial institutions over FDIC insured limits, exposes the Company to cash concentration risk.

Fair Value of Financial Instruments (other than Derivative Financial Instruments)

The carrying amounts reported in the balance sheet for cash and cash equivalents, and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments.  For the notes payable, the carrying amount reported is based upon the incremental borrowing rates otherwise available to the Company for similar borrowings.

Research and Development

The Company annually incurs costs on activities that relate to research and development.  Research and development costs are expensed as incurred.

Accounts Receivable

The Company when it will conduct business it will extend credit based on an evaluation of the customers’ financial condition, generally without requiring collateral.  Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer.  The Company monitors exposure to credit losses and maintains allowances for anticipated losses considered necessary under the circumstances.  Management has determined that there is an allowance for doubtful accounts at December 31, 2008 and 2007, of $397,450 and $405,450, respectively.

Accounts receivable will generally be due within 30 days and collateral is not required.

THE IRUS GROUP, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2008 AND 2007

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company generates revenue from professional services rendered to customers as well as from application management support contracts with governmental units. The Company’s revenue is generated under time-and-material contracts and fixed-price contracts.

Time-and-Material Contracts
Time-and-material contracts revenue is generated whereby costs are generally incurred in proportion with contracted billing schedules and revenue is recognized as services are performed, with the corresponding cost of providing those services reflected as direct costs. The customers are billed in accordance with the contracts entered into. Such method is expected to result in reasonably consistent profit margins over the contract term.

Fixed-Price Contracts
Revenue from firm-fixed-price contracts is recognized upon achievement of the milestones contained in the contracts in accordance with the provisions of Staff Accounting Bulletin 104. Revenue is not recognized until collectibility is assured, which does not take place until completion of the particular milestone. Costs are recognized as services are performed.

The Company does not derive revenue from projects involving multiple revenue-generating activities. If a contract would involve the provision of multiple service elements, total estimated contract revenue would be allocated to each element based on the fair value of each element. The amount of revenue allocated to each element would then be limited to the amount that is not contingent upon the delivery of another element in the future. Revenue for each element would then be recognized depending upon whether the contract is a time-and-materials contract or a fixed-price, fixed-time contract.

Income Taxes

Under Financial Accounting Standards Board Statement No. 109, “Accounting for Income Taxes,” (“FASB 109”) the liability method is used in accounting for income taxes.  Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The provisions of  FASB 109 also require the recognition of future tax benefits such as net operating loss carry-forwards, to the extent that the realization of such benefits is more likely than not. To the extent that it is more likely than not those benefits will not be received, the Company records a valuation allowance against the related deferred tax asset.

THE IRUS GROUP, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2008 AND 2007

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Uncertainty in Income Taxes

In July 2006, the FASB issued interpretation No. 48 (FIN No. 48), “Accounting for Uncertainty in Income Taxes.”  This interpretation requires recognition and measurement of uncertain income tax positions using a “more-likely-than-not” approach.  FIN No. 48 is effective for fiscal years beginning after December 15, 2006.  Management has adopted FIN 48 for 2007, and they evaluate their tax positions on an annual basis and have determined that as of December 31, 2008 no additional accrual for income taxes is necessary.

Fixed Assets

Fixed assets are stated at cost.  Depreciation is computed using the straight-line method over the estimated useful lives of the assets; building - 15 years, equipment - 5 years, and furniture and fixtures - 5 years.

When assets are retired or otherwise disposed of, the costs and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in income for the period.  The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized.  Deduction is made for retirements resulting from renewals or betterments.

Impairment of Long-Lived Assets

Long-lived assets, primarily fixed assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. The Company does not perform a periodic assessment of assets for impairment in the absence of such information or indicators. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or a significant adverse change that would indicate that the carrying amount of an asset or group of assets is not recoverable. For long-lived assets to be held and used, the Company recognizes an impairment loss only if its carrying amount is not recoverable through its undiscounted cash flows and measures the impairment loss based on the difference between the carrying amount and estimated fair value.

THE IRUS GROUP, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2008 AND 2007

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 (Loss) Per Share of Common Stock

Basic net (loss) per common share is computed using the weighted average number of common shares outstanding.  Diluted earnings per share ("EPS") include additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants.  Common stock equivalents were not included in the computation of diluted earnings per share on the consolidated statement of operations due to the fact that the Company reported a net loss and to do so would be anti-dilutive for the periods presented.

The following is a reconciliation of the computation for basic and diluted EPS:

	December 31,	December 31,
	2008	2007

Net loss	$(204,146)	$(1,207,206)

Weighted-average commons shares
Outstanding (Basic and Diluted)	131,011,593	124,610,323

Stock-Based Compensation

On December 16, 2004, the Financial Accounting Standards Board (“FASB”) published Statement of Financial Accounting Standards No. 123 (Revised 2004), “Share-Based Payment” (“SFAS 123R”).  SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements.  Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans.  The provisions of SFAS 123R, as amended, are effective for small business issuers beginning as of the next interim period after December 15, 2005.

On January 1, 2006, the Company adopted the provisions of FAS No. 123R “Share-Based Payment” (“FAS 123R”) which requires recognition of stock-based compensation expense for all share-based payments based on fair value.  Prior to January 1, 2006, the Company measured compensation expense for all of its share-based compensation using the intrinsic value method prescribed by Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB 25”) and related interpretations.  The Company has provided pro forma disclosure amounts in accordance with FAS No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure - an amendment of FASB Statement No. 123” (“FAS 148”), as if the fair value method defined by FAS No. 123, “Accounting for Stock Based Compensation” (“FAS 123”) had been applied to its stock-based compensation.

THE IRUS GROUP, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2008 AND 2007

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Stock-Based Compensation (Continued)

The Company has elected to use the modified-prospective approach method.  Under that transition method, the calculated expense in 2006 is equivalent to compensation expense for all awards granted prior to, but not yet vested as of January 1, 2006, based on the grant-date fair values estimated in accordance with the original provisions of FAS 123.  Stock-based compensation expense for all awards granted after January 1, 2006 is based on the grant-date fair values estimated in accordance with the provisions of FAS 123R.  The Company recognizes these compensation costs, net of an estimated forfeiture rate, on a pro rata basis over the requisite service period of each vesting tranche of each award.  The Company considers voluntary termination behavior as well as trends of actual option forfeitures when estimating the forfeiture rate.

The Company measures compensation expense for its non-employee stock-based compensation under the Financial Accounting Standards Board (FASB) Emerging Issues Task Force (EITF) Issue No. 96-18, “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services".  The fair value of the option issued is used to measure the transaction, as this is more reliable than the fair value of the services received.  The fair value is measured at the value of the Company’s common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty’s performance is complete.  The fair value of the equity instrument is charged directly to compensation expense and additional paid-in capital.

Segment Information

The Company follows the provisions of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information”.  This standard requires that companies disclose operating segments based on the manner in which management disaggregates the Company in making internal operating decisions.  The Company operates in one reporting segment as of December 31, 2008 and 2007 and for the years ended December 31, 2008 and 2007.

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS 157, “Fair Value Measurements.”  This standard defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements.  This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007.  Early adoption is encouraged.  The adoption of SFAS 157 did not have a material impact on the financial statements.

THE IRUS GROUP, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2008 AND 2007

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (Continued)

In February 2007, the FASB issued FAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment of FASB Statement No. 115” (“FAS 159”) which permits entities to choose to measure many financial instruments and certain other items at fair value at specified election dates.  A business entity is required to report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date.  This statement is expected to expand the use of fair value measurement.  FAS 159  is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No 51” (SFAS 160).  SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a non-controlling interest, calculation and disclosure of the consolidated net income attributable to the parent and the non-controlling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained non-controlling equity investment.

SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years.  Early adoption is prohibited.  The adoption of SFAS 160 did not have a material impact on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS 141R, Business Combinations (“SFAS 141R”), which replaces FASB SFAS 141, Business Combinations.  This Statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination.  SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control.  SFAS 141R will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition.  SFAS 141R will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date.  This compares to the cost allocation method previously required by SFAS No. 141.  SFAS 141R will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met.

THE IRUS GROUP, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2008 AND 2007

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (Continued)

Finally, SFAS 141R will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date.  This Statement will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008.  Early adoption of this standard is not permitted and the standards are to be applied prospectively only.  The adoption of SFAS No. 141R did not have a material effect on the Company’s financial position, results of operations or cash flows.

In December 2007, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 110, “Use of a Simplified Method in Developing Expected Term of Share Options” (“SAB 110”).  SAB 110 expresses the current view of the staff that it will accept a company’s election to use the simplified method discussed in Staff Accounting Bulletin No. 107, “Share Based Payment” (“SAB 107”), for estimating the expected term of “plain vanilla” share options regardless of whether the company has sufficient information to make more refined estimates. SAB 110 became effective for the Company on January 1, 2008.  The adoption of SAB 110 did not have a material impact on the Company’s financial position.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“SFAS 161”). SFAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities. These enhanced disclosures will discuss: how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations; and how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company does not believe that SFAS 161 will have an impact on their results of operations or financial position.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (SFAS 162). SFAS 162 makes the hierarchy of generally accepted accounting principles explicitly and directly applicable to preparers of financial statements, a step that recognizes preparers’ responsibilities for selecting the accounting principles for their financial statements. The effective date for SFAS 162 is 60 days following the U.S. Securities and Exchange Commission’s approval of the Public Company Accounting Oversight Board’s related amendments to remove the GAAP hierarchy from auditing standards, where it has resided for some time. The adoption of SFAS 162 will not have an impact on the Company’s results of operations or financial position.

THE IRUS GROUP, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2008 AND 2007

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (Continued)

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – an interpretation of SFAS No. 60” (SFAS 163). SFAS 163 prescribes accounting for insures of financial obligations, bringing consistency to recognizing and recording premiums and to loss recognition. SFAS 163 also requires expanded disclosures about financial guarantee insurance contracts. Except for some disclosures, SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008. The adoption of SFAS 163 will not have an impact on the Company’s results of operations or financial position.

In April 2008, the FASB issued FSP No. FAS 142-3, “Determination of the Useful Life of Intangible Assets”. This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets”. The Company was required to adopt FSP 142-3 on October 1, 2008. The guidance in FSP 142-3 for determining the useful life of a recognized intangible asset shall be applied prospectively to intangible assets acquired after adoption, and the disclosure requirements shall be applied prospectively to all intangible assets recognized as of, and subsequent to, adoption. The Company does not believe FSP 142-3 will materially impact their financial position, results of operations or cash flows.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the financial statements upon adoption.

THE IRUS GROUP, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2008 AND 2007

NOTE 3 -	FIXED ASSETS

Fixed assets as of December 31, 2008 and 2007 were as follows:

	Estimated
	Useful Lives	December 31,	December 31
	(Years)	2008	2007

Computer Equipment	5	$192,850	$192,850
Vehicles	5	100,914	100,914
Software	3	11,220	11,220
Furniture and fixtures	5-7	86,396	86,396
		391,380	391,380
Less: accumulated depreciation		(336,318)	(279,043)
Fixed assets, net		$55,062	$112,337

There was $57,275 and $61,167 charged to operations for depreciation expense for the years ended December 31, 2008 and 2007, respectively.

NOTE 4 -	LINE OF CREDIT

The Company has a line of credit with a bank in the amount of $850,000 as of December 31, 2008. The Company was outstanding the full $850,000 as of December 31, 2008 and 2007, respectively.

The line of credit accrues interest at annual interest rates of prime plus ¼ % and renews each year for a one-year period. As of December 31, 2008, the Company has accrued interest payable in the amount of $1,322. Interest expense for the years ended December 31, 2008 and 2007, is $46,953 and $67,846, respectively. The line of credit is secured by the Company’s accounts receivables.

NOTE 5 -	STOCKHOLDERS’ EQUITY (DEFICIT)

The Company on October 30, 1995 was incorporated with 1,500 shares of no par value stock. All 1,500 shares were issued.

On November 24, 2006, the Company amended its certificate of incorporation and increased the authorized shares to 1,650,000 shares and instituted a par value of $0.00001. At this time, the Company forward split the shares issued 1,000 to 1 and cancelled the 1,500 shares and issued 1,500,000 new shares. The 1,500,000 shares of common stock remain outstanding as of December 31, 2008.

All of the shares were issued to the founder of the Company for an equity contribution of $80,100 in 1995.

The Company has no preferred stock, and has not issued any stock options or warrants.

THE IRUS GROUP, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2008 AND 2007

NOTE 6 -	COMMITMENTS

Lease Agreement

The Company has entered into a lease agreement with a related party through common ownership. The lease, effective from August 1, 2004, expires July 31, 2010. The lease calls for monthly rental payments in the amount of $6,000 per month ($72,000 per year). In 2004, the Company paid a $6,000 security deposit which remains on the balance sheet at December 31, 2008.

Minimum rental payments for the year ended December 31, 2009 is $72,000 and for the seven months ended July 31, 2010 is $42,000 (total of $114,000). Rent expense for the years ended December 31, 2008 and 2007 is $72,000, respectively.

NOTE 7 -	PROVISION FOR INCOME TAXES

Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities.  Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return.  Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

At December 31, 2008, deferred tax assets consist of the following:

Net operating losses	$322,903

Valuation allowance	(322,903)

$-

At December 31, 2008, the Company had a net operating loss carry-forwards in the amount of $949,717 available to offset future taxable income through 2028.  The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.  A reconciliation of the Company’s effective tax rate as a percentage of income before taxes and federal statutory rate for the periods ended December 31, 2008 and 2007 is summarized as follows:

	2008	2007

Federal statutory rate	(34.0)%	(34.0)%

State income taxes, net of federal benefits	3.3	3.3

Valuation allowance	30.7	30.7
	0%	0%

THE IRUS GROUP, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2008 AND 2007

NOTE 8 -	FAIR VALUE MEASUREMENTS

On January 1, 2008, the Company adopted SFAS 157. SFAS 157 defines fair value, provides a consistent framework for measuring fair value under generally accepted accounting principles and expands fair value financial statement disclosure requirements. SFAS 157’s valuation techniques are based on observable and unobservable inputs. Observable inputs reflect readily obtainable data from independent sources, while unobservable inputs reflect our market assumptions. SFAS 157 classifies these inputs into the following hierarchy:

Level 1 inputs: Quoted prices for identical instruments in active markets.

Level 2 inputs: Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 inputs: Instruments with primarily unobservable value drivers.

The following table represents the fair value hierarchy for those financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total

Cash	71,450	-	-	71,450

Total assets	71,450	-	-	71,450

Line of credit	850,000	-	-	850,000

Total liabilities	850,000	-	-	850,000

NOTE 9 -	RELATED PARTY TRANSACTIONS

The Company has expensed subcontractor fees in the amount of $287,200 and $465,000 for the years ended December 31, 2008 and 2007, respectively to a company owned by a relative of an officer of the Company.

THE IRUS GROUP, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2008 AND 2007

NOTE 10 -	CONTINGENCY

The Company has filed a Request For Equitable Adjustment and Certified Claim Under Department of the Navy Delivery Order Nos. N40080-05-F-4628, N40080-06-F-4639, N40080-06-F-4640, N40080-06-F-4652 issued under GSA# GS-35F-0041M, and Department of the Navy Letter Contract Nos. 40080-06-C-0483 and N40080-06-C-0375 (REA/Certified Claim), in the amount of $763,131.46 plus interest as appropriate, which included $630,872.44 in outstanding unpaid invoices, plus $132,259.02 in administrative, accounting and legal costs for attempting to resolve the matter and prepare the REA/Certified Claim.

The parties are endeavoring to negotiate a settlement of the aforementioned claim. The Company has established a reserve for uncollectible receivables as a result of this claim.

NOTE 11 -	SUBSEQUENT EVENT

On March 16, 2009, the Company entered into an agreement and plan of reorganization (the “Merger Agreement”) with InferX Corp. under which it intends to merge into InferX Corp. through  a reverse triangular merger and become a wholly-owned subsidiary, Irus Acquisition Corp. (formed for the purse of completing this transaction). The Merger Agreement was then amended on June 15, 2009 (the “First Amended and Restated Agreement”) to reflect the change in the amount of the issued shares to Irus in the transaction.

Under the terms of the First Amended and Restated Agreement, the issued and outstanding shares of the Company’s common stock will be automatically converted into the right to receive 56% of the issued and outstanding shares of InferX Corp.’s common stock.

The Merger Agreement also provides that, at the effective time of the Merger, InferX Corp.’s Board of Directors agrees to appoint Vijay Suri, President and CEO of the Company and have Vijay Suri fill a vacancy on its Board of Directors. In addition, Vijay Suri, President and CEO of the Company will execute an employment agreement with InferX Corp. The Merger is expected to be completed by June 30, 2009.